PARNASSUS FUNDS

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

January 1, 2023

Supplement to Summary Prospectus Dated May 1, 2022 (as supplemented to date)

Effective as of January 1, 2023, the investment adviser to the Parnassus Fixed Income Fund has agreed to waive 0.10% of the management fee it charges the Fund, and to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.58% of net assets for the Investor Shares and to 0.39% of net assets for the Institutional Shares. To reflect these changes, the Fund’s disclosure in the prospectus under “Fees and Expenses” and “Example” is amended and restated as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Fixed Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Parnassus Fixed Income Fund

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage

of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.47	0.47
Distribution (12b-1) Fees	None	None
Other Expenses	0.29	0.09
Service Fees	0.18	None
All Remaining Other Expenses	0.11	0.09
Total Annual Fund Operating Expenses	0.76	0.56
Expense Waiver and Reimbursement[1]	0.18	0.17
Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement[2]	0.58	0.39

(1) Restated to reflect the lowered expense limitation effective as of January 1, 2023.

(2) The investment adviser has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.58% of net assets for the Parnassus Fixed Income Fund—Investor Shares and to 0.39% of net assets for the Parnassus Fixed Income Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Example

This example is intended to help you compare the cost of investing in the Parnassus Fixed Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses are equal to the total annual fund operating expenses after expense waiver and reimbursement for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$59	$225	$405	$925
Institutional Shares	$40	$162	$296	$685

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Please Read Carefully and Keep for Future Reference